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                                                                   EXHIBIT 10.3



                          ASSIGNMENT AND ASSUMPTION OF
                                      LEASE

STATE OF TEXAS           )
                         )    KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF GALVESTON      )

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (Agreement) is executed by PMB Engineering, Inc., as (Assignor) and Newpark Marine Fabricators, Inc., a Texas corporation (Assignee), effective as of the 1st day of November, 1997.

                              W I T N E S S E T H :

         WHEREAS, Assignor is the lessee under that certain Lease and Development Agreement dated effective as of May 23, 1995 (Lease), between Assignor and The Board of Trustees of the Galveston Wharves (Wharves), a separate utility and agency of the City of Galveston, Texas (City) covering that certain 110 acre, more or less, tract of land (including submerged lands) located at the Port of Galveston on Pelican Island, and as shown on Exhibit A attached hereto and made a part hereof, together with all improvements thereon and appurtenances thereto (collectively, the Leased Premises);

         WHEREAS, Assignor desires to assign and transfer all of its interests under the Lease (including but not limited to the right to exercise any renewal options and to modify or amend the Lease) to Assignee in accordance with the provisions of Section 8.02 of the Lease;

         WHEREAS, Assignor has terminated all subleases of any portion of the Leased Premises, including but not limited to QCI Offshore, Inc.; and

         WHEREAS, Assignor has requested that Wharves and City agree to this Assignment to Assignee and they have agreed to recognize Assignee as the lessee under the Lease (releasing Assignor of its obligation under the lease as set forth in the Amended Lease) as evidenced by the joinder of Wharves and City to this Assignment.

         WHEREAS, Assignor has requested that Assignee agree to continue to allow IMODCO, Inc. (IMODCO) to store an IMODCO buoy (Buoy) as more particularly described in Exhibit B attached hereto, at its present location on the Leased Premises; and

         WHEREAS, Assignor has requested that Assignee purchase that certain equipment located on the Leased Premises (Equipment), and the Equipment is more particularly described in Exhibit C attached hereto.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby transfers and assigns to Assignee all of Assignor's interest in and to the Lease.






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         Assignor represents and warrants to Assignee that as of the date hereof, Assignor is not in default under the Lease; that Assignor has not received any notice of default from Wharves; and that Assignor is the sole entity occupying or having any right to occupy any portion of the Leased Premises.

         Assignee hereby assumes all obligations of Assignor under or incidental to the Lease that are payable or performable, in whole or in part, from and after the date hereof; save and except, Assignee shall not assume or be liable for any environmental matters arising out of events occurring between December 19, 1994 to the effective date hereof which such matters remain the responsibility of Assignor as more particularly addressed in the Amended Lease.

         Assignee hereby agrees that IMODCO may, without charge, leave the Buoy on the Leased Premises until May 23, 2000; provided, however, IMODCO shall be responsible for all maintenance, insurance and removal costs associated with the Buoy, as documented on Exhibit B and any and all damages or costs associated with the removal of the Buoy on or before May 23, 2000.

         Assignee hereby agrees to purchase the Equipment from Assignor upon the terms set forth in Exhibit C, subject to inspection of such Equipment and obtaining financing to purchase all or such acceptable portion of the Equipment.

         The terms of this Agreement shall be binding on and inure to the benefit of the respective parties thereto, and their respective successors and assigns.

         This Agreement may be executed in a number of counterparts, each of which for all purposes shall be deemed an original and all of which, when taken together, shall constitute but one and the same instrument.

         EXECUTED as of the date of the acknowledgments to be effective as of the day and year first above written; provided, that, (i) The Board of Trustees of the Galveston Wharves shall have confirmed its approval of this Agreement and shall also have agreed to and confirmed its approval the Amended Lease and (ii) the City Council of the City of Galveston shall have confirmed their acceptance of this Agreement and the Amended Lease prior to October 30, 1997. In the event that the City Council of the City of Galveston shall not have confirmed their acceptance of each such document prior to said date, this Agreement and the Amended Lease shall be effective as among the parties, unless Assignee, before November 1, 1997, elects in writing to reject this Assignment and the Amended Lease.

         Each party hereto is executing this Agreement on a separate signature page.


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                                 SIGNATURE PAGE
                       ASSIGNMENT AND ASSUMPTION OF LEASE


                                           ASSIGNOR:

                                           PMB ENGINEERING, INC., A CALIFORNIA
                                           CORPORATION

                                           BY:     /S/ W. G. HENRY , JR.
                                                   --------------------------
                                                   OCTOBER 30, 1997



STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )

         This instrument was acknowledged before me on the 30th day of October, 1997, by W.G.Henry, Jr., ______________ of PMB Engineering, Inc., a California corporation, on behalf of said corporation.

                                             /s/ Marquitta C. Brown
                                          --------------------------------
                                          NOTARY PUBLIC, STATE OF TEXAS
                                          Commission Expires: 07/03/00




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                                 SIGNATURE PAGE
                       ASSIGNMENT AND ASSUMPTION OF LEASE


                                      ASSIGNEE:
                                      NEWPARK MARINE FABRICATORS, INC., A TEXAS
                                      CORPORATION

                                      BY:      /S/ SAMUEL F. EAKIN
                                           -------------------------------
                                               SAMUEL F. EAKIN
                                               CHIEF EXECUTIVE OFFICER





STATE OF TEXAS         )
                       )
COUNTY OF HARRIS       )

         This instrument was acknowledged before me on the 15th day of October, 1997, by Samuel F. Eakin, Chief Executive Officer of Newpark Marine Fabricators, Inc., a Texas corporation, on behalf of said corporation.


                                        /s/ Lee Ann May
                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS
                                        Commission Expires:  05-21-2001


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                                 ACCEPTANCE PAGE
                       ASSIGNMENT AND ASSUMPTION OF LEASE


ACCEPTED AND APPROVED
THIS 22ND DAY OF OCTOBER, 1997

THE BOARD OF TRUSTEES OF THE              THE CITY OF GALVESTON, TEXAS
 GALVESTON WHARVES

BY:   /S/ RON SUROVIK                     BY:       /S/ STEVE LEBLANC
    -----------------------------              ------------------------------
NAME:   RON SUROVIK                                 STEVE LEBLANC, CITY MANGER
TITLE:  PORT DIRECTOR
                                          BY:    /S/ HENRY FREUDENBURG, III
                                                 -----------------------------
                                                 HENRY FREUDENBURG, III, MAYOR

STATE OF TEXAS             )
COUNTY OF GALVESTON        )

         This instrument was acknowledged before me on the 22nd day of October, 1997, by Ron Surovik, Port Director, of The Board of Trustees of the Galveston Wharves, a separate utility and agency of the City of Galveston, on behalf of said board.

                                                /s/  Blanche Evelyn Lamb
                                            --------------------------------
                                            NOTARY PUBLIC, STATE OF TEXAS
                                            Commission Expires: 4/20/98

STATE OF TEXAS             )
COUNTY OF ___________      )

         This instrument was acknowledged before me on the 24th day of October, 1997, by Steve LeBlanc, City Manager of the City of Galveston, on behalf of said City.

                                                /s/  T D Williams
                                            --------------------------------
                                            NOTARY PUBLIC, STATE OF TEXAS
                                            Commission Expires:  02/21/2001

STATE OF TEXAS             )
COUNTY OF GALVESTON        )

         This instrument was acknowledged before me on the 24th day of October, 1997, by Henry Freudenburg, Mayor of the City of Galveston, on behalf of said City.

                                                /s/  T D Williams
                                            --------------------------------
                                            NOTARY PUBLIC, STATE OF TEXAS
                                            Commission Expires:  02/21/2001



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